QUALCOMM Incorporated
2006 Long-Term Incentive Plan
Non-Employee Director Deferred Stock Unit Agreement
Pursuant to the Grant Notice and this Non-Employee Director Deferred Stock Unit Agreement (the “Agreement”), QUALCOMM Incorporated (the “Company”) has granted you a Deferred Stock Unit Award with respect to the number of shares of the Company's common stock (“Stock”) indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the QUALCOMM Incorporated 2006 Long-Term Incentive Plan (the “Plan”) shall have the same definitions as in the Plan.
The details of this Deferred Stock Unit Award are as follows:
1.Service and Vesting.
1.1Service. As provided in the Plan and notwithstanding any other provision of this Agreement, the Company reserves the right, in its sole discretion, to determine when your Service has terminated.
1.2Vesting. Except as otherwise provided in the Plan or this Agreement, this Deferred Stock Unit Award will vest on the vesting dates provided in the Grant Notice (the “Vesting Dates”). Except as otherwise expressly set forth in the Grant Notice, in the event of the termination of your Service for any reason, whether voluntary or involuntary, all unvested Deferred Stock Units shall be immediately forfeited without consideration. Unless and until the Deferred Stock Units vest on the applicable Vesting Dates, you will have no right to payment of any such Deferred Stock Units.
2.Settlement of the Deferred Stock Units.
2.1Timing of Payment. The “Settlement Date” of your vested Deferred Stock Units shall be the earliest to occur of the following: (a) the third anniversary of the Date of Grant specified in the Grant Notice, or such later date as you may elect in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); (b) your separation from Service, to the extent such separation constitutes a “separation from service” pursuant to Section 409A of the Code; (c) your death; (d) your Disability, to the extent such Disability constitutes a “disability” pursuant to Section 409A of the Code; or (e) a Change in Control, to the extent such Change in Control constitutes a “change in ownership or effective control of the corporation” with respect to the Company pursuant to Section 409A of the Code.
2.2Form of Payment. Your vested Deferred Stock Units shall be paid in whole shares of Stock (in cash as to fractional shares) on, or as soon as practicable following, but in no event later than thirty (30) days after, the Settlement Date, except as otherwise specified below. To assist you in satisfying federal, state, local, or non-U.S. income tax obligations arising from your Deferred Stock Unit Award, the Company will allow you to make a one-time irrevocable election no later than (60) days after the Date of Grant specified in the Grant Notice, authorizing the Company to pay cash in lieu of Stock with respect to a percentage of the Deferred Stock Units equal to the sum of (i) the federal tax rate for supplemental wages in effect

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under Section 1(i)(2) of the Code and (ii) the California tax rate for supplemental wages other than stock options and bonus payments in effect under Section 18663(b)(1) of the Revenue and Taxation Code (the sum of (i) and (ii) being hereinafter referred to as the “Tax Percentage”). The amount of cash paid in lieu of such shares of Stock shall be equal to (I) the number of Deferred Stock Units (rounded up to the nearest whole Deferred Stock Unit) corresponding to the Tax Percentage, multiplied by (II) if the Stock is listed on a national or regional securities exchange or market system, the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the Settlement Date, or, if the Stock is not listed on a national or regional securities exchange or market system, the price of a share of Stock as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse (the price determined under this clause (II) being hereinafter referred to for purposes of this Agreement as the “Fair Market Value of the Stock”). Any election to receive a portion of the Deferred Stock Unit Award paid in cash as specified in this Section 2.2, shall not be effective with respect to any Settlement Date that occurs within six (6) months after the later of the date of the election or the Date of the Grant specified in the Grant Notice.
3.Tax Advice. You acknowledge that you may be subject to federal, state, local, and non-U.S. income tax obligations arising from your Deferred Stock Unit Award. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or its representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAX TREATMENT OF ANY DEFERRED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
4.Dividend Equivalents. If the Board declares a cash dividend on the Company's Stock, you will be entitled to Dividend Equivalents on the dividend payment date established by the Company equal to the cash dividends payable on the same number of shares of Stock as the number of Deferred Stock Units subject to this Deferred Stock Unit Award on the dividend record date established by the Company. Any such Dividend Equivalents will be in the form of additional Deferred Stock Units, will be subject to the same terms and vesting dates as the underlying Deferred Stock Units, and will be paid at the same time and in the same manner as the underlying Deferred Stock Units originally subject to this Deferred Stock Unit Award, except that any fractional shares attributable to Dividend Equivalents will be paid in cash within thirty (30) days following the date of payment of the underlying Deferred Stock Unit based on the Fair Market Value (as specified in Section 2.2, above) on the date of payment of the underlying Deferred Stock Unit. The number of additional Deferred Stock Units credited as Dividend Equivalents on the dividend payment date will be determined by dividing (1) the product of (a) the number of your Deferred Stock Units as of the corresponding dividend record date (including any Deferred Stock Units previously credited as a result of prior payments of Dividend Equivalents) and (b) the per-share cash dividend paid on the dividend payment date, by (2) the per-share Fair Market Value (as specified in Section 2.2, above) of Stock on the dividend payment date.

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5.Securities Law Compliance. Notwithstanding anything to the contrary contained herein, no shares of Stock will be issued to you upon vesting and settlement of this Deferred Stock Unit Award unless the Stock is then registered under the Securities Act or, if such Stock is not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Securities Act. By accepting the Deferred Stock Unit Award, you agree not to sell any of the shares of Stock received under this Deferred Stock Unit Award at a time when applicable laws or Company policies prohibit a sale.
6.Transferability. Prior to the issuance of shares of Stock in settlement of a Deferred Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by your creditors or by your beneficiary, except (i) transfer by will or by the laws of descent and distribution or (ii) transfer by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon your death. All rights with respect to the Deferred Stock Unit Award shall be exercisable during your lifetime only by you or your guardian or legal representative. Prior to actual payment of any Deferred Stock Units, such Deferred Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
7.Deferred Stock Units Not a Service Contract. This Deferred Stock Unit Award is not an employment or service contract and nothing in this Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of a Participating Company, or of a Participating Company to continue your Service with the Participating Company. In addition, nothing in your Deferred Stock Unit Award shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as a Director or Consultant for the Company.
8.Restrictive Legend. Stock issued pursuant to the vesting and settlement of the Deferred Stock Units may be subject to such restrictions upon the sale, pledge or other transfer of the Stock as the Company and the Company's counsel deem necessary under applicable law or pursuant to this Agreement.
9.Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company's counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the shares of Stock issued pursuant to the Deferred Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
10.Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until shares of Stock are issued upon payment of the Deferred Stock Units.
11.Code Section 409A. It is the intent that the payment of Deferred Stock Units as set forth in this Agreement shall comply with the requirements of Section 409A of the Code, and any ambiguities herein will be interpreted to so comply. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all payments provided for under this Agreement are made in a manner that qualifies for exemption from Section 409A of the Code;

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provided, however, that the Company makes no representation that the payments of Deferred Stock Units provided for under this Agreement will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the payments of Deferred Stock Units provided for under this Agreement.
12.Notices. Any notices provided for in this Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
13.Applicable Law. This Agreement shall be governed by the laws of the State of California as if the Agreement were between California residents and as if it were entered into and to be performed entirely within the State of California.
14.Arbitration. Any dispute or claim concerning any Deferred Stock Units granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting the Deferred Stock Unit Award, you and the Company waive your respective rights to have any such disputes or claims tried by a judge or jury.
15.Amendment. Your Deferred Stock Unit Award may be amended as provided in the Plan at any time, provided no such amendment may adversely affect the Deferred Stock Unit Award without your consent unless such amendment is necessary to comply with any applicable law or government regulation, or is contemplated in Section 11 hereof. No amendment or addition to this Agreement shall be effective unless in writing or in such electronic form as may be designated by the Company.
16.Governing Plan Document. Your Deferred Stock Unit Award is subject to this Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.
17.Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.
18.Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company's shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a

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third party involved in administering the Plan, the delivery of the document via electronic mail (“e-mail”) or such other means of electronic delivery specified by the Company.

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QUALCOMM Incorporated
2006 Long-Term Incentive Plan
Non-Employee Director Deferred Stock Unit Agreement
For Non-Employee Directors in Spain
Pursuant to the Grant Notice and this Non-Employee Director Deferred Stock Unit Agreement for Directors in Spain (the “Agreement”), QUALCOMM Incorporated (the “Company”) has granted you a Deferred Stock Unit Award with respect to the number of shares of the Company's common stock (“Stock”) indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the QUALCOMM Incorporated 2006 Long-Term Incentive Plan (the “Plan”) shall have the same definitions as in the Plan.
The details of this Deferred Stock Unit Award are as follows:
1.Service and Vesting.
1.1Service. As provided in the Plan and notwithstanding any other provision of this Agreement, the Company reserves the right, in its sole discretion, to determine when your Service has terminated.
1.2Vesting. Except as otherwise provided in the Plan or this Agreement, this Deferred Stock Unit Award will vest on the vesting dates provided in the Grant Notice (the “Vesting Dates”). Except as otherwise expressly set forth in the Grant Notice, in the event of the termination of your Service for any reason, whether voluntary or involuntary, all unvested Deferred Stock Units shall be immediately forfeited without consideration. Unless and until the Deferred Stock Units vest on the applicable Vesting Dates, you will have no right to payment of any such Deferred Stock Units.
2.Settlement of the Deferred Stock Units.
2.1Timing of Payment. The “Settlement Date” of your vested Deferred Stock Units shall be the earliest to occur of the following: (a) the third anniversary of the Date of Grant specified in the Grant Notice, or such later date as you may elect in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); (b) your separation from Service, to the extent such separation constitutes a “separation from service” pursuant to Section 409A of the Code; (c) your death; (d) your Disability, to the extent such Disability constitutes a “disability” pursuant to Section 409A of the Code; or (e) a Change in Control, to the extent such Change in Control constitutes a “change in ownership or effective control of the corporation” with respect to the Company pursuant to Section 409A of the Code.
2.2Form of Payment. Your vested Deferred Stock Units shall be paid in whole shares of Stock (in cash as to fractional shares) on, or as soon as practicable following, but in no event later than thirty (30) days after, the Settlement Date, except as otherwise specified below. To assist you in satisfying federal, state, local, or non-U.S. income tax or social insurance obligations arising from your Deferred Stock Unit Award, the Company will allow you to make a one-time irrevocable election no later than (60) days after the Date of Grant specified in the

Grant Notice, authorizing the Company to pay cash in lieu of Stock with respect to a percentage of the Deferred Stock Units equal to the sum of any applicable U.S. and non-U.S. income tax or social insurance withholding rates (such sum referred to herein as the “Tax Percentage”). The amount of cash paid in lieu of such shares of Stock shall be equal to (i) the number of Deferred Stock Units (rounded up to the nearest whole Deferred Stock Unit) corresponding to the Tax Percentage, multiplied by (ii) if the Stock is listed on a national or regional securities exchange or market system, the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the Settlement Date, or, if the Stock is not listed on a national or regional securities exchange or market system, the price of a share of Stock as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse (the price determined under this clause (ii) being hereinafter referred to for purposes of this Agreement as the “Fair Market Value of the Stock”). Any election to receive a portion of the Deferred Stock Unit Award paid in cash as specified in this Section 2.2, shall not be effective with respect to any Settlement Date that occurs within six (6) months after the later of the date of the election or the Date of the Grant specified in the Grant Notice.
3.Tax Withholding. As a non-employee Director of the Company, you should report any income you derive from the Deferred Stock Unit Award and pay all applicable income taxes and social insurance contributions on such income. Notwithstanding the foregoing, in the event that a Participating Company has any income tax, social insurance contribution, payroll tax or other tax-related withholding (“Tax-Related Items”) obligation with respect to the income you derive from the Deferred Stock Unit Award, you authorize the Participating Company, at its discretion, to withhold all applicable Tax-Related Items legally payable by you by withholding in shares of Stock, with such withholding obligation determined based on any applicable minimum statutory withholding rates. In the event that the Company cannot legally satisfy the Tax-Related Items obligations by such withholding in Shares, the Company shall be entitled to withhold all applicable Tax-Related Items legally payable by you by one or a combination of the following methods: (i) withholding from cash compensation payable to you by the Company or (ii) arranging for the sale of shares of Stock acquired upon payment of the Deferred Stock Unit Award (on your behalf and at your direction pursuant to this authorization). Finally, you agree to pay on demand to the Participating Company any amount of Tax-Related Items that the Participating Company may be required to withhold as a result of your participation in the Plan or the payment of shares of Stock that cannot be satisfied by the means previously described.
4.Tax Advice. You acknowledge that you may be subject to federal, state, local, and non-U.S. income tax and social insurance obligations arising from your Deferred Stock Unit Award. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax or social insurance consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or its representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAX AND SOCIAL INSURANCE TREATMENT OF ANY DEFERRED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

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5.Dividend Equivalents. If the Board declares a cash dividend on the Company's Stock, you will be entitled to Dividend Equivalents on the dividend payment date established by the Company equal to the cash dividends payable on the same number of shares of Stock as the number of Deferred Stock Units subject to this Deferred Stock Unit Award on the dividend record date established by the Company. Any such Dividend Equivalents will be in the form of additional Deferred Stock Units, will be subject to the same terms and vesting dates as the underlying Deferred Stock Units, and will be paid at the same time and in the same manner as the underlying Deferred Stock Units originally subject to this Deferred Stock Unit Award, except that any fractional shares attributable to Dividend Equivalents will be paid in cash within thirty (30) days following the date of payment of the underlying Deferred Stock Unit based on the Fair Market Value (as specified in Section 2.2, above) on the date of payment of the underlying Deferred Stock Unit. The number of additional Deferred Stock Units credited as Dividend Equivalents on the dividend payment date will be determined by dividing (1) the product of (a) the number of your Deferred Stock Units as of the corresponding dividend record date (including any Deferred Stock Units previously credited as a result of prior payments of Dividend Equivalents) and (b) the per-share cash dividend paid on the dividend payment date, by (2) the per-share Fair Market Value (as specified in Section 2.2, above) of Stock on the dividend payment date.
6.Securities Law Compliance. Notwithstanding anything to the contrary contained herein, no shares of Stock will be issued to you upon vesting and settlement of this Deferred Stock Unit Award unless the Stock is then registered under the Securities Act or, if such Stock is not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Securities Act. By accepting the Deferred Stock Unit Award, you agree not to sell any of the shares of Stock received under this Deferred Stock Unit Award at a time when applicable laws or Company policies prohibit a sale.
7.Transferability. Prior to the issuance of shares of Stock in settlement of a Deferred Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by your creditors or by your beneficiary, except (i) transfer by will or by the laws of descent and distribution or (ii) transfer by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon your death. All rights with respect to the Deferred Stock Unit Award shall be exercisable during your lifetime only by you or your guardian or legal representative. Prior to actual payment of any Deferred Stock Units, such Deferred Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
8.Deferred Stock Units Not a Service Contract. This Deferred Stock Unit Award is not an employment or service contract and nothing in this Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of a Participating Company, or of a Participating Company to continue your Service with the Participating Company. In addition, nothing in your Deferred Stock Unit Award shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as a Director or Consultant for the Company.

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9.Restrictive Legend. Stock issued pursuant to the vesting and settlement of the Deferred Stock Units may be subject to such restrictions upon the sale, pledge or other transfer of the Stock as the Company and the Company's counsel deem necessary under applicable law or pursuant to this Agreement.
10.Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company's counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the shares of Stock issued pursuant to the Deferred Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
11.Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until shares of Stock are issued upon payment of the Deferred Stock Units.
12.Code Section 409A. It is the intent that the payment of Deferred Stock Units as set forth in this Agreement shall comply with the requirements of Section 409A of the Code, and any ambiguities herein will be interpreted to so comply. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all payments provided for under this Agreement are made in a manner that qualifies for exemption from Section 409A of the Code; provided, however, that the Company makes no representation that the payments of Deferred Stock Units provided for under this Agreement will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the payments of Deferred Stock Units provided for under this Agreement.
13.Notices. Any notices provided for in this Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
14.Data Privacy. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as necessary and applicable, the Participating Companies, for the exclusive purpose of implementing, administering and managing your participation in the Plan.
You understand that the Company may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, and any shares of stock or directorships held in the Company, and details of the Deferred Stock Units or any other entitlement to shares of Stock, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”).
Participants residing outside the U.S, should understand the following: Data will be transferred to E*TRADE Financial (“E*TRADE”), or such other stock plan service provider as may be selected by Company in the future, which is assisting Company with the

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implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients' country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting the Stock Administration department. You authorize the Company, E*TRADE, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Stock Administration department. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.
For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact the Stock Administration department at QUALCOMM Incorporated, 5775 Morehouse Drive, San Diego, CA 92121.
15.Nature of Grant. In accepting the Deferred Stock Unit Award, you acknowledge and agree that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan, the Agreement or the Grant Notice;
(b)    the award of Deferred Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Deferred Stock Units, or benefits in lieu of Deferred Stock Units, even if Deferred Stock Units or other Awards have been awarded repeatedly in the past;
(c)    all decisions with respect to future Awards, if any, will be at the sole discretion of the Company;
(d)    your participation in the Plan is voluntary;
(e)    the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;
(f)     no claim or entitlement to compensation or damages shall arise from forfeiture of the Deferred Stock Units resulting from termination of your Service (for any reason whatsoever), and in consideration of the grant of the Deferred Stock Units to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company, waive your ability, if any, to bring any such claim, and release the Company from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed

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not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims;
(g)    the Company is not providing any legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan or your acquisition or sale of the underlying shares of Stock; and
(h)    you are hereby advised to consult with your own personal legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.
16.Applicable Law. This Agreement shall be governed by the laws of the State of California as if the Agreement were between California residents and as if it were entered into and to be performed entirely within the State of California.
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the Deferred Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.Arbitration. Any dispute or claim concerning any Deferred Stock Units granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting the Deferred Stock Unit Award, you and the Company waive your respective rights to have any such disputes or claims tried by a judge or jury.
19.Amendment. Your Deferred Stock Unit Award may be amended as provided in the Plan at any time, provided no such amendment may adversely affect the Deferred Stock Unit Award without your consent unless such amendment is necessary to comply with any applicable law or government regulation, or is contemplated in Section 12 hereof. No amendment or addition to this Agreement shall be effective unless in writing or in such electronic form as may be designated by the Company.
20.Governing Plan Document. Your Deferred Stock Unit Award is subject to this Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.
21.Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

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22.Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company's shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via electronic mail (“e-mail”) or such other means of electronic delivery specified by the Company.

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QUALCOMM Incorporated
2006 Long-Term Incentive Plan
Non-Employee Director Deferred Stock Unit Grant Notice

QUALCOMM Incorporated (the “Company”), pursuant to its 2006 Long-Term Incentive Plan (the “Plan”) hereby grants to the Participant named below the number of Deferred Stock Units set forth below, each of which is a bookkeeping entry representing the equivalent in value of one (1) share of the Company's common stock. The Non-Employee Director Deferred Stock Unit Award is subject to all of the terms and conditions as set forth herein and the Non-Employee Director Deferred Stock Unit Agreement (attached hereto) and the Plan1 which are incorporated herein in their entirety. Capitalized terms not otherwise defined in this Grant Notice or the Non-Employee Director Deferred Stock Unit Agreement shall have the meaning set forth in the Plan.

Participant: «First_Name» «Last_Name»	Grant No.: «Number»
Emp #: «ID»	Shares Subject to Deferred Stock Unit: «Shares_Granted»
Date of Grant: «DSU_Date»

Vesting
This Deferred Stock Unit Award vests on the earliest to occur of the following events provided your Service is continuous from the Date of Grant through the applicable date: (1) the one-year anniversary of the Date of Grant, (2) the date of the next annual meeting of stockholders of the Company that occurs after the Date of Grant, (3) your death, (4) your Disability, or (5) a Change in Control.

Settlement
The Deferred Stock Units will be settled and paid  as provided in the Non-Employee Director Deferred Stock Unit Agreement on, or as soon as practicable following, but in no event later than thirty (30) days after [specify date of 3 years from grant or later date specified in valid election].  However, as provided in Section 2.1 of the Deferred Stock Unit Agreement, these Deferred Stock Units may be settled earlier upon the termination of your Board service and certain other events.

Additional Terms/Acknowledgments: The Participant acknowledges (in the form determined by the Company) receipt of, and represents that the Participant has read, understands, accepts and agrees to the terms and conditions of the following: this Grant Notice, the Non-Employee Director Deferred Stock Unit Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.7 of the Plan). Participant hereby accepts the Deferred Stock Unit Award subject to all of its terms and conditions and further acknowledges that as of the Date of Grant, this Grant Notice, the Non-Employee Director Deferred Stock Unit Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements pertaining to this particular Deferred Stock Unit Award.

QUALCOMM Incorporated:		Non-Employee Director:

By:	/s/ Dr. Paul E. Jacobs
	Chairman of the Board and	Signature
Chief Executive Officer
	Dated: «DSU_Date»	Date:

Attachment: Non-Employee Director Deferred Stock Unit Agreement - (DSU A4)

_____________________________
1A copy of the Plan can be obtained from the Stock Administration website, located on the Company's internal webpage, or you may request a hard copy from the Stock Administration Department.

QUALCOMM Incorporated
2006 Long-Term Incentive Plan
Non-Employee Director Deferred Stock Unit Grant Notice

QUALCOMM Incorporated (the “Company”), pursuant to its 2006 Long-Term Incentive Plan (the “Plan”) hereby grants to the Participant named below the number of Deferred Stock Units set forth below, each of which is a bookkeeping entry representing the equivalent in value of one (1) share of the Company's common stock. The Non-Employee Director Deferred Stock Unit Award is subject to all of the terms and conditions as set forth herein and the Non-Employee Director Deferred Stock Unit Agreement (attached hereto) and the Plan1 which are incorporated herein in their entirety. Capitalized terms not otherwise defined in this Grant Notice or the Non-Employee Director Deferred Stock Unit Agreement shall have the meaning set forth in the Plan.

Participant: «First_Name» «Last_Name»	Grant No.: «Number»
Emp #: «ID»	Shares Subject to Deferred Stock Unit: «Shares_Granted»
Date of Grant: «DSU_Date»

Vesting

This Deferred Stock Unit Award is fully vested on the Date of Grant.

Settlement

The Deferred Stock Units will be settled and paid  as provided in the Non-Employee Director Deferred Stock Unit Agreement on, or as soon as practicable following, but in no event later than thirty (30) days after [specify date of 3 years from grant or later date specified in valid election].  However, as provided in Section 2.1 of the Deferred Stock Unit Agreement, these Deferred Stock Units may be settled earlier upon the termination of your Board service and certain other events.

Additional Terms/Acknowledgments: The Participant acknowledges (in the form determined by the Company) receipt of, and represents that the Participant has read, understands, accepts and agrees to the terms and conditions of the following: this Grant Notice, the Non-Employee Director Deferred Stock Unit Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.7 of the Plan). Participant hereby accepts the Deferred Stock Unit Award subject to all of its terms and conditions and further acknowledges that as of the Date of Grant, this Grant Notice, the Non-Employee Director Deferred Stock Unit Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements pertaining to this particular Deferred Stock Unit Award.

QUALCOMM Incorporated:		Non-Employee Director:

By:	/s/ Dr. Paul E. Jacobs
	Chairman of the Board and	Signature
Chief Executive Officer
	Dated: «DSU_Date»	Date:

Attachment: Non-Employee Director Deferred Stock Unit Agreement - (DSU A4)

_____________________________
1A copy of the Plan can be obtained from the Stock Administration website, located on the Company's internal webpage, or you may request a hard copy from the Stock Administration Department.

QUALCOMM Incorporated
2006 Long-Term Incentive Plan
Non-Employee Director Restricted Stock Unit Agreement
For Non-Employee Directors in the United Kingdom
Pursuant to the Grant Notice and this Non-Employee Director Restricted Stock Unit Agreement for Directors in the United Kingdom (the “Agreement”), QUALCOMM Incorporated (the “Company”) has granted you a Restricted Stock Unit Award with respect to the number of shares of the Company's common stock (“Stock”) indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the QUALCOMM Incorporated 2006 Long-Term Incentive Plan (the “Plan”) shall have the same definitions as in the Plan.
The details of this Restricted Stock Unit Award are as follows:
1.Service and Vesting.
1.1Service. As provided in the Plan and notwithstanding any other provision of this Agreement, the Company reserves the right, in its sole discretion, to determine when your Service has terminated.
1.2Vesting. Except as otherwise provided in the Plan or this Agreement, this Restricted Stock Unit Award will vest on the vesting dates provided in the Grant Notice (the “Vesting Dates”). Except as otherwise expressly set forth in the Grant Notice, in the event of the termination of your Service for any reason, whether voluntary or involuntary, all unvested Restricted Stock Units shall be immediately forfeited without consideration. Unless and until the Restricted Stock Units vest on the applicable Vesting Dates, you will have no right to payment of any such Restricted Stock Units.
2.Settlement of the Restricted Stock Units.
2.1Timing of Payment. The “Settlement Date” of your vested Restricted Stock Units shall be the earliest to occur of the following: (a) the Scheduled Vesting Date specified in the Grant Notice, if any; (b) your separation from Service, to the extent such separation constitutes a “separation from service” pursuant to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); (c) your death; (d) your Disability, to the extent such Disability constitutes a “disability” pursuant to Section 409A of the Code; or (e) a Change in Control, to the extent such Change in Control constitutes a “change in ownership or effective control of the corporation” with respect to the Company pursuant to Section 409A of the Code.
2.2Form of Payment. Your vested Restricted Stock Units shall be paid in whole shares of Stock (in cash as to fractional shares) on, or as soon as practicable following, but in no event later than thirty (30) days after, the Settlement Date, except as otherwise specified below. To assist you in satisfying federal, state, local, or non-U.S. income tax or National Insurance Contribution obligations arising from your Restricted Stock Unit Award, the Company will allow you to make a one-time irrevocable election no later than (60) days after the Date of Grant specified in the Grant Notice, authorizing the Company to pay cash in lieu of Stock with respect to a percentage of the Restricted Stock Units equal to the sum of any applicable U.S. and non-U.S. income tax or National Insurance Contribution withholding rates (such sum referred to herein as the “Tax Percentage”). The amount of cash paid in lieu of such shares of Stock shall be equal to (i) the number of Restricted Stock Units (rounded up to the nearest whole Restricted Stock Unit) corresponding to the Tax Percentage, multiplied by, (ii) if the Stock is listed on a national or regional securities exchange or market system, the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the Settlement Date, or, if the Stock is not listed on a national or regional securities exchange or market system, the price of a share of Stock as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse (the price determined under this clause (ii) being hereinafter referred to for purposes of this Agreement as the “Fair Market Value of the Stock”). Any election to receive a portion of the Restricted Stock Unit Award paid in cash as specified in this Section 2.2, shall not be effective with respect to any Settlement Date that occurs within six (6) months after the later of (i) the date of the election or (ii) the Date of Grant specified in the Grant Notice.
3.Tax Withholding. As a Non-Employee Director of the Company, you should report any income you derive from the Restricted Stock Units and pay all applicable income taxes and National Insurance Contributions on such income. Notwithstanding the foregoing, in the event that a Participating Company has any income tax, National Insurance Contributions, payroll tax or other tax-related withholding (“Tax-Related Items”) obligation with respect to the income you derive from the Restricted Stock Units, you authorize the Participating Company, at its discretion, to withhold all applicable Tax-Related Items legally payable by you by one or a combination of the following methods: (i) withholding from cash compensation payable to you by the Company; (ii) withholding in shares of Stock, with such withholding obligation determined based on any applicable minimum statutory withholding rates; or (iii) arranging for the sale of shares of Stock acquired upon vesting of the Restricted Stock Units (on your behalf and at your direction pursuant to this authorization). Finally, you agree that to pay on demand to the Participating Company any amount of Tax-Related Items that the Participating Company may be required to withhold as a result of your participation in the Plan or the payment of shares of Stock that cannot be satisfied by the means previously described.
4.Tax Advice. You acknowledge that you may be subject to federal, state, local, and non-U.S. income tax and National Insurance Contribution obligations arising from your Restricted Stock Unit Award. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax or National Insurance Contribution consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or its representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAX AND NATIONAL INSURANCE CONTRIBUTION TREATMENT OF ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

5.Dividend Equivalents. If the Board declares a cash dividend on the Company's Stock, you will be entitled to Dividend Equivalents on the dividend payment date established by the Company equal to the cash dividends payable on the same number of shares of Stock as the number of Restricted Stock Units subject to this Restricted Stock Unit Award on the dividend record date established by the Company. Any such Dividend Equivalents will be in the form of additional Restricted Stock Units, will be subject to the same terms and vesting dates as the underlying Restricted Stock Units, and will be paid at the same time and in the same manner as the underlying Restricted Stock Units originally subject to this Restricted Stock Unit Award, except that any fractional shares attributable to Dividend Equivalents will be paid in cash within thirty (30) days following the date of payment of the underlying Restricted Stock Unit based on the Fair Market Value (as specified in Section 2.2, above) on the date of payment of the underlying Restricted Stock Unit. The number of additional Restricted Stock Units credited as Dividend Equivalents on the dividend payment date will be determined by dividing (1) the product of (a) the number of your Restricted Stock Units as of the corresponding dividend record date (including any Restricted Stock Units previously credited as a result of prior payments of Dividend Equivalents) and (b) the per-share cash dividend paid on the dividend payment date, by (2) the per-share Fair Market Value (as specified in Section 2.2, above) of Stock on the dividend payment date.
6.Securities Law Compliance. Notwithstanding anything to the contrary contained herein, no shares of Stock will be issued to you upon vesting and settlement of this Restricted Stock Unit Award unless the Stock is then registered under the Securities Act or, if such Stock is not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Securities Act. By accepting the Restricted Stock Unit Award, you agree not to sell any of the shares of Stock received under this Restricted Stock Unit Award at a time when applicable laws or Company policies prohibit a sale.
7.Transferability. Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by your creditors or by your beneficiary, except (i) transfer by will or by the laws of descent and distribution or (ii) transfer by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon your death. All rights with respect to the Restricted Stock Unit Award shall be exercisable during your lifetime only by you or your guardian or legal representative. Prior to actual payment of any Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
8.Restricted Stock Units Not a Service Contract. This Restricted Stock Unit Award is not an employment or service contract and nothing in this Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of a Participating Company, or of a Participating Company to continue your Service with the Participating Company. In addition, nothing in your Restricted Stock Unit Award shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as a Director or Consultant for the Company.

9.Restrictive Legend. Stock issued pursuant to the vesting and settlement of the Restricted Stock Units may be subject to such restrictions upon the sale, pledge or other transfer of the Stock as the Company and the Company's counsel deem necessary under applicable law or pursuant to this Agreement.
10.Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company's counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the shares of Stock issued pursuant to the Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
11.Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until shares of Stock are issued upon payment of the Restricted Stock Units.
12.Code Section 409A. It is the intent that the payment of Restricted Stock Units as set forth in this Agreement shall comply with the requirements of Section 409A of the Code, and any ambiguities herein will be interpreted to so comply. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all payments provided for under this Agreement are made in a manner that qualifies for exemption from Section 409A of the Code; provided, however, that the Company makes no representation that the payments of Restricted Stock Units provided for under this Agreement will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the payments of Restricted Stock Units provided for under this Agreement.
13.Notices. Any notices provided for in this Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
14.Data Privacy. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as necessary and applicable, the Participating Companies, for the exclusive purpose of implementing, administering and managing your participation in the Plan.
You understand that the Company may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, and any shares of stock or directorships held in the Company, and details of the Restricted Stock Units or any other entitlement to shares of Stock, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”).
Participants residing outside the U.S, should understand the following: Data will be transferred to E*TRADE Financial (“E*TRADE”), or such other stock plan service provider as may be selected by Company in the future, which is assisting Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients' country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting the Stock Administration department. You authorize the Company, E*TRADE, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Stock Administration department. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.
For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact the Stock Administration department at QUALCOMM Incorporated, 5775 Morehouse Drive, San Diego, CA 92121.
15.Nature of Grant. In accepting the Restricted Stock Unit Award, you acknowledge and agree that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan, the Agreement or the Grant Notice;
(b)    the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units or other Awards have been awarded repeatedly in the past;
(c)    all decisions with respect to future Awards, if any, will be at the sole discretion of the Company;
(d)    your participation in the Plan is voluntary;
(e)    the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;
(f)     no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from termination of your Service (for any reason whatsoever), and in consideration of the grant of the Restricted Stock Units to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company, waive your ability, if any, to bring any such claim, and release the Company from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims;
(g)    the Company is not providing any legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan or your acquisition or sale of the underlying shares of Stock; and
(h)    you are hereby advised to consult with your own personal legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.
16.Applicable Law. This Agreement shall be governed by the laws of the State of California, U.S.A., as if the Agreement were between California residents and as if it were entered into and to be performed entirely within the State of California.
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.Arbitration. Any dispute or claim concerning any Restricted Stock Units granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting the Restricted Stock Unit Award, you and the Company waive your respective rights to have any such disputes or claims tried by a judge or jury.
19.Amendment. Your Restricted Stock Unit Award may be amended as provided in the Plan at any time, provided no such amendment may adversely affect the Restricted Stock Unit Award without your consent unless such amendment is necessary to comply with any applicable law or government regulation, or is contemplated in Section 12 hereof. No amendment or addition to this Agreement shall be effective unless in writing or in such electronic form as may be designated by the Company.
20.Governing Plan Document. Your Restricted Stock Unit Award is subject to this Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.
21.Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

22.Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company's shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via electronic mail (“e-mail”) or such other means of electronic delivery specified by the Company.

QUALCOMM Incorporated
2006 Long-Term Incentive Plan
Non-Employee Director Restricted Stock Unit Grant Notice

QUALCOMM Incorporated (the “Company”), pursuant to its 2006 Long-Term Incentive Plan (the “Plan”) hereby grants to the Participant named below the number of Restricted Stock Units set forth below, each of which is a bookkeeping entry representing the equivalent in value of one (1) share of the Company's common stock. The Restricted Stock Unit Award is subject to all of the terms and conditions as set forth herein and the Restricted Stock Unit Agreement for Directors in the United Kingdom (attached hereto) and the Plan which are incorporated herein in their entirety. Capitalized terms not otherwise defined in this Grant Notice or the Restricted Stock Unit Agreement shall have the meaning set forth in the Plan.

Participant: «Name»	Grant No.: «Number»
Emp #: «ID»	Shares Subject to Restricted Stock Unit: «Shares_Granted»
Date of Grant: «RSU_Date»

Vesting Date

This Restricted Stock Unit Award vests on the earliest to occur of the following events provided your Service is continuous from the Grant Date through the applicable date: (1) April 11, 2011 (the “Scheduled Vesting Date”), (2) your death, (3) your Disability, or (4) a Change in Control.

Settlement Date

The Restricted Stock Units will be settled as provided in the Restricted Stock Unit Agreement.

Additional Terms/Acknowledgments: The Participant acknowledges (in the form determined by the Company) receipt of, and represents that the Participant has read, understands, accepts and agrees to the terms and conditions of the following: this Grant Notice, the Restricted Stock Unit Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.7 of the Plan). Participant hereby accepts the Restricted Stock Unit Award subject to all of its terms and conditions and further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Unit Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements pertaining to this particular Restricted Stock Unit Award.

QUALCOMM Incorporated:		Non-Employee Director:

By:	/s/ Dr. Paul E. Jacobs
	Chairman of the Board and	Signature
Chief Executive Officer
	Dated: «RSU_Date»	Date:

Attachment: Director Deferred Stock Unit Agreement - (RSU-A-3)